Exhibit 10.1

REAL ESTATE LEASE RENEWAL

This Lease Addendum is dated 3-17-2008, by and between Marston Lee and Kathy P. Rogers (“Landlord”), and United Check Services, LLC (“Tenant”).  The parties agree as follows:

TERM:  The lease term will begin on May 1, 2008 and will terminate based on the following selected option:

________             1. Five Year Lease Option terminating on April 30, 2013
a.	First year rent of $2200 per month
b.	Second year rent of $2200 per month
c.	Third year rent of $2300 per month
d.	Fourth year rent of $2400 per month
e.	Fifth year rent of $2500 per month

________             2. Three Year Lease Option terminating on April 30, 2011
a.	First year rent of $2200 per month
b.	Second year rent of $2350 per month
c.	Third year rent of $2500 per month

__X_____            3. One Year Lease Option terminating on April 30, 2009
a.	Rent of $2450 per month
b.	Option to change to 3 or 5 year by October 31, 2008*

*Notification of request to change to 3 or 5 year lease must be received in writing, in advance; reduction of rent applicable on the first of the month following notification.  Exercise of this option does not extend the termination date of the lease as stated on the above Three or Five year lease option.

LANDLORD:

Marston Lee Rogers
Kathy P. Rogers

/s/ Marston Lee Rogers	3/17/08
Marston Lee Rogers	Date

/s/ Kathy P. Rogers	3/19/08
Kathy P. Rogers	Date

TENANT:

United Check Services

Walter Reid Green Jr., Treasurer	/s/ Walter Reid Green Jr.	3-17-2008
Printed Name and Title	Signature	Date

Lori J. Bridges, Director of Ops	/s/ Lori J. Bridges	3/17/08
Printed Name and Title	Signature	Date